Exhibit 77H
                       Terms of New or Amended Securities

The Prospectus and Statement of Additional Information, dated November 5, 2001, regarding Shaker Fund, post-effective amendment No. 105 to the Trust's Registration Statement, is incorporated by reference as filed via EDGAR on November 2, 2001, accession number 0001004402-01-500277.